Income Taxes	12 Months Ended
Dec. 31, 2016
Income Taxes
10.	Income Taxes

There was no current or deferred income tax expense or benefit for the years ended December 31, 2016 and 2015, due to the Company’s net losses and increases in its deferred tax asset valuation allowance. The components of loss before income taxes and a reconciliation of the statutory federal income tax with the provision for income taxes are as follows:

	Year Ended December 31
	2016	2015
Federal tax at statutory rate	34.00%	34.00%
State and local tax at statutory rates	0.83	0.83
Research and development credits	3.77	4.06
Change in valuation allowance	(37.28)	(38.26)
Other	(1.32)	(0.63)

Effective tax rate	0.00%	0.00%

The Company’s income tax provision was computed based on the federal statutory rate and the average state statutory rates, net of the related federal benefit.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income and for tax carryforwards. Significant components of the Company’s deferred tax assets and liabilities are as follows:

	December 31
	2016	2015
Deferred tax assets:
Net operating loss carryforwards	$23,146,178	$17,427,880
Accrued expenses	18,400	143,295
Stock-based compensation	96,570	—
Research and development credits	2,670,688	2,031,211
Other	20,784	19,565

Total deferred tax assets	25,952,620	19,621,951
Deferred tax liabilities:
Stock-based compensation	—	2,803
Fixed assets	8,434	9,220

Total deferred tax liabilities	8,434	12,023

Net deferred tax assets before valuation allowance	25,944,186	19,609,928
Less valuation allowance	(25,944,186)	(19,609,928)

Net deferred tax asset	$—	$—

When realization of the deferred tax asset is more likely than not to occur, the benefit related to the deductible temporary differences attributable to operations is recognized as a reduction of income tax expense. Valuation allowances are provided against deferred tax assets when, based on all available evidence, it is considered more likely than not that some portion or all of the recorded deferred tax assets will not be realized in future periods. The Company cannot be certain that future taxable income will be sufficient to realize its deferred tax assets, and accordingly, a full valuation allowance has been provided on its net deferred tax assets. The valuation allowance increased $6,334,258 in 2016 and $6,530,455 in 2015 primarily as a result of an increase in the net operating loss (NOL) and research and development credits carryforwards. The Company continues to monitor the need for a valuation allowance based on the profitability of its future operations.

At December 31, 2016, the Company has approximately $66,464,259 of federal NOL carryforwards and approximately $66,464,259 of state NOL carryforwards that expire at various dates through 2034 and 2019, respectively. At December 31, 2016, the Company had approximately $2,670,688 of federal research and development credit carryforwards that expire at various dates through 2034.

Under the provisions of the Internal Revenue Code, NOL and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. NOL and tax credit carryforwards may be subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant stockholders by more than 50% over a three-year period, as defined in Sections 382 and 383 of the Internal Revenue Code and similar state provisions. The amount of the annual limitation is determined based on the value of the Company immediately before the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has not completed a study to assess whether a change of control has occurred or whether there have been multiple changes of control since the date of the Company’s formation due to the significant complexity and cost associated with such study and that there could be additional changes in control in the future. As a result, the Company is unable to estimate the effect of these limitations, if any, on the Company’s ability to utilize NOL and tax credit carryforwards in the future.

The Company has not yet conducted a study to document whether its research activities may qualify for the research and development tax credit. Such a study may result in an adjustment to the Company’s research and development credit carryforwards; however, until a study is completed and any adjustment is known, no amounts are being presented as an uncertain tax position. A full valuation allowance has been provided against the Company’s research and development credit and, if an adjustment is required, this adjustment would be offset by an adjustment to the deferred tax asset established for the research and development credit carryforwards and the valuation allowance.

As of December 31, 2016 and 2015, the Company had no accrued uncertain tax positions or associated interest or penalties and no amounts have been recognized in the Company’s statements of operations and comprehensive loss.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The tax years since inception remain open and subject to examination by federal and state taxing authorities.

ZETA ACQUISITION CORP. II [Member]
Income Taxes

5. Income Taxes

The Company has reviewed its tax positions as of December 31, 2016 and 2015, and has not identified any positions that are uncertain. Income tax returns filed and to be filed for the years ended December 31, 2014, 2015, and 2016 are open to review by the Internal Revenue Service.

The tax effects of temporary differences that give rise to significant portions of the Company’s net deferred tax asset at December 31, 2016 and 2015 are as follows:

	December 31, 2016	December 31, 2015
Deferred tax asset:
Capitalized formation costs	$79,400	$69,400
Net operating loss carryforward	14,400	11,000
Valuation allowance	(93,800)	(80,400)

Net deferred tax asset recognized	$—	$—

A full valuation allowance has been recorded against the Company’s deferred tax asset because, based on the weight of available evidence, it is more likely than not that such benefits will not be realized. As of December 31, 2016, the Company has a net operating loss carryforward for federal and state income tax purposes of approximately $42,400. The net operating loss carryforward will begin to expire in 2029.

The benefit from income taxes differs from the amount computed by applying the United States (US) federal income tax rate of thirty-four percent (34%) in 2016 and 2015 to loss before income taxes for the years ended December 31, 2016 and 2015 as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
US federal income tax benefit at statutory rate	$(13,400)	$(10,700)
Other	—	100
Change in valuation allowance	13,400	10,600

Benefit from income taxes	$—	$—